Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RAIT Financial Trust (the “Company”) on Form 10-K for the fiscal ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John J. Reyle, Interim Chief Executive Officer and Interim President and General Counsel of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN J. REYLE
John J. Reyle
Interim Chief Executive Officer, Interim President and General Counsel (Principal Executive Officer)
Date: March 16, 2018